UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/20/2011

Genesee & Wyoming Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31456

Delaware	06-0984624
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

66 Field Point Road
Greenwich, CT 06830
(Address of principal executive offices, including zip code)

203-629-3722
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 20, 2011, Mr. David Hurley, a director of Genesee & Wyoming Inc., notified the Company that he intends to retire from the Board of Directors of the Company at the next annual general meeting of stockholders in May 2012, which coincides with the end of Mr. Hurley's term. Mr. Hurley has been a director of Genesee & Wyoming Inc. since 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

Date: September 22, 2011	By:	/s/ Allison M. Fergus
Allison M. Fergus
General Counsel and Secretary